UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2012

CorEnergy Infrastructure Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 W. 115th Street, Suite 210, Leawood, KS		66211
(Address of Principal Executive Offices)		(Zip Code)

(913) 981-1020

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 10, 2012, CorEnergy Infrastructure Trust, Inc. (the “Company”) issued a press release announcing that it intends to commence a public offering of 18,500,000 shares of its common stock. The offering will be made, subject to market and other conditions, pursuant to a prospectus supplement and an accompanying prospectus filed as part of an effective shelf registration statement filed with the Securities and Exchange Commission on Form S-3. BofA Merrill Lynch, KeyBanc Capital Markets, RBC Capital Markets, Wells Fargo and Stifel Nicolaus Weisel will act as joint book running managers for the offering. The Company plans to use the proceeds from the offering to finance a portion of the previously announced acquisition of a liquids gathering system located in the Pinedale field in Wyoming.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release December 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: December 10, 2012	By:	/s/ David J. Schulte
David J. Schulte
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 10, 2012